SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 29, 2014

Pope Resources, A Delaware Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-1313292 (I.R.S. Employer Identification No.)

19950 Seventh Avenue NE, Poulsbo, Washington 98370

(Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code (360) 697-6626

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 OTHER EVENTS

The registrant announced today the availability of its December 31, 2013 Annual Report on its corporate website (http://www.poperesources.com/InvestorRelations.aspx). The Annual Report includes the President's Letter, together with the Annual Report on Form 10-K and the other information required under Securities Exchange Act Rules 14a-3 and 14a-16 and NASDAQ Rule 5250 (d)(1)(C).

Security holders are entitled to receive a copy of the Annual Report free of charge, and may receive a copy by contacting the Partnership’s Vice President and Chief Financial Officer at (360) 697-6626. Copies are also available without charge via the Securities and Exchange Commission’s web site, http://www.sec.gov/.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release of the registrant dated April 29, 2014

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

DATE: April 29, 2014	BY:	/s/ Thomas M. Ringo
Thomas M. Ringo
Vice President and Chief Financial Officer,
Pope Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner